SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2000


                         First Federal Bankshares, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-25509                  42-1485449
         --------                      -------                  ----------
(State or other jurisdiction)   (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                    329 Pierce Street, Sioux City, Iowa 51101
                   -----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------


                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5.  Other Events

                  First Federal Bankshares, Inc. (the "Company") announced that it is commencing a share repurchase program. The program calls for the repurchase of up to 460,000 shares, or approximately 10% of the shares outstanding, in open market purchases. The shares will be held as treasury stock, and will be available for general corporate purposes. Please see Press Release dated December 22, 2000, a copy of which is included as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FIRST FEDERAL BANKSHARES, INC.


DATE:  January 9, 2001               By:  /s/ Barry Backhaus
                                          --------------------------------------
                                          Barry Backhaus
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


The following Exhibits are filed as part of this report:

         Exhibit 99.1 Press Release of First Federal Bankshares, Inc. dated December 22, 2000